UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2010

BLUEFLY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14498	13-3612110

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

42 West 39th Street, New York, New York	10018

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 944-8000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 10, 2010, Bluefly, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, Mario Ciampi, Michael Helfand, David Janke and Martin Miller were elected as Class 1 Directors of the Company.  In addition, the stockholders approved an amendment to the Company’s Amended and Restated 2005 Stock Incentive Plan (the “Plan Amendment”).  The final voting results on these matters were as set forth below:

Election of Directors

	For	Against	Abstentions & Broker Non-Votes
Mario Ciampi	22,382,367	131,846	0
Michael Helfand	22,493,596	20,617	0
David Janke	22,448,748	65,465	0
Martin Miller	22,493,626	20,587	0

Approval of Plan Amendment

For	Against	Abstentions	Broker Non-Votes
21,211,979	1,301,082	1,152	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEFLY, INC.
(Registrant)

Date:	June 16, 2010	By:	/s/ Kara B. Jenny
			Name:	Kara B. Jenny
			Title:	Chief Financial Officer